Subsequent events	9 Months Ended
Sep. 30, 2018
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events
19.   Subsequent events

On September 28, 2018, the Company entered into a definitive agreement to complete a business combination with Pershing Gold Corporation (“Pershing”). Under the terms of the combination transaction, shareholders of Pershing will receive 0.715 common shares of the Company for each outstanding Pershing common shares held and the right to receive 461.440 common shares of the Company for each outstanding Pershing preferred shares held. A special meeting of shareholders will be held to approve the proposed combination transaction with closing of the combination transaction expected during the first quarter of 2019.

On October 1, 2018, in connection with the proposed Pershing combination transaction, the Company entered into a short-term secured convertible loan agreement with Pierre Lassonde and two other lenders for $5.5 million CAD with interest payable at 15% per annum. The net proceeds of this loan will be used by the Company to fund a $4.0 million short-term secured first lien convertible loan to Pershing with interest payable at 16% per annum to address Pershing’s near-term working capital requirements.